EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We consent to the incorporation by reference in the Registration Statement on Form S-8, No. 333-73518, dated November 16, 2001 of our report dated March 19, 2002, with respect to the consolidated financial statements of Talk Visual Corporation included in this Annual Report (Form 10-KSB) for the year ended December 31, 2001.

                                      /s/ MAYER RISPLER & COMPANY, P.C.
                                      ---------------------------------
                                          MAYER RISPLER & COMPANY, P.C.

Brooklyn, New York
March 19, 2002